THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
General Information
---------------------------------------------------------

THE FUND

The India Growth Fund Inc. (the "Fund") is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities of Indian companies. The Fund's investment adviser is Unit Trust of India Investment Advisory Services Limited and its Administrator is Brinson Advisors, Inc.

SHAREHOLDER INFORMATION

The Fund's NYSE trading symbol is "IGF". Daily market prices for the Fund's shares are published in the NYSE Composite Transactions section of major newspapers under the designation "IndiaGrFd" or "IndiaG". Net asset value and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and each Saturday in BARRON'S, as well as in other newspapers, in a table captioned "Publicly Traded Funds" or "Closed-End Funds". Inquiries regarding shareholder accounts may be directed to the Fund's transfer agent, dividend paying agent and registrar, PFPC Inc. (the "Plan Agent"), at (800) 331-1710. In addition, information on the Fund is available on the Internet at www.indiagrowth.com.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income and net realized capital gains, if any. Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders may elect to have all cash distributions automatically reinvested by the Plan Agent in additional shares of Common Stock of the Fund. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent.

The Plan Agent will serve as agent for the shareholders in administering the Plan. If the Board of Directors of the Fund declares an income dividend or a capital gain distribution payable either in the Fund's Common Stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased in the open market, as provided below. If the market price on the valuation date equals or exceeds net asset value on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the NYSE, the next preceding trading day. If the net asset value exceeds the market price on the valuation date, or if the Fund should declare a dividend or capital gain distribution payable only in cash, the Plan Agent will, as agent for the participants,

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THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
General Information (continued)
----------------------------------------------------------------------
purchase shares of the Fund in the open market, on the NYSE or elsewhere, for the participants' account on, or shortly after, the payment date.

Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's Common Stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market on or about February 15th and August 15th of each year. Any voluntary cash payments received more than thirty days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days prior to February 15th or August 15th, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information required by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders, such as banks, brokers or nominees, who hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

There is no charge to participants for reinvesting dividends or distributions. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be borne by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or distributions. A participant will also pay a pro rata share of brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, since the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends and distributions.

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THE INDIA GROWTH FUND INC.
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General Information (continued)
----------------------------------------------------------------------

Participants in the Plan may withdraw from the Plan without penalty at any time by written notice to the Plan Agent. Any shareholder withdrawing from the Plan will receive, without charge, stock certificates issued in their name for all full shares owned. The Plan Agent will convert any fractional shares any shareholder holds at the time of its withdrawal to cash at the current market price and send a check for the proceeds. Under the rules generally applicable to sales of securities, a sale of shares (including fractional shares) will be a taxable event for U.S. federal income tax purposes and may be taxable for state, local and foreign tax purposes.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders at least 90 days prior to the record date for such dividend or distribution. The Plan may also be amended or terminated by the Plan Agent by at least 90 days' written notice to all shareholders. All correspondence concerning the Plan should be directed to the Plan Agent, c/o PFPC Inc. P.O. Box 8030 Boston, Massachusetts 02266.

SHARE REPURCHASE PROGRAM

On May 24, 2001, the Fund's Board of Directors approved a share repurchase program authorizing the Fund to repurchase up to an aggregate of 10% of the outstanding shares of its common stock. Under the program, the Fund will repurchase shares on the open market at times and prices determined by management of the Fund to be in the best interest of stockholders of the Fund. During the six months ended December 31, 2001, the Fund repurchased 228,100 shares of its common stock, representing approximately 3.9% of the Fund's outstanding shares prior to the start of the share repurchase program. These shares were repurchased at an average market price per share of $7.62 and a weighted average discount from NAV of 20.05%.

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THE INDIA GROWTH FUND INC.
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General Information (concluded)
----------------------------------------------------------------------

RESIGNATION OF CHAIRMAN

On July 10, 2001, the Fund announced the resignation of Mr. P.S. Subramanyam as the Chairman of the Board of Directors and as a Director and President of the Fund in connection with his resignation as the Chairman of Unit Trust of India ("UTI"), the parent company of the Fund's investment adviser.

NEW CHAIRMAN OF THE BOARD OF DIRECTORS

On November 29, 2001, Mr. Christopher Reeves was elected as Chairman of the Fund's Board of Directors.

NEW DIRECTOR

On November 29, 2001, Mr. M. Damodaran was elected by the Fund's Board of Directors as a Class I Director of the Fund. Mr. Damodaran is the Chairman of UTI.

ANNUAL MEETING OF STOCKHOLDERS

At the annual meeting of stockholders of the Fund held on October 4, 2001, the stockholders elected Uday Kumar Gujadhur and M.K.T. Reddy as Class III Directors of the Fund to serve for a term expiring on the date of the annual meeting of stockholders in 2004. The resulting vote count is listed below:

  Election of Directors:
  Uday Kumar Gujadhur         For:                          3,600,748
                              Withheld Authority:             472,479

  M.K.T. Reddy                For:                          3,608,463
                              Withheld Authority:             464,764

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THE INDIA GROWTH FUND INC.
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Letter to Shareholders
---------------------------------------------------------

Dear Shareholders:

2001 has been a very difficult year, marred by a global economic slowdown and threats of terrorism. The world economic growth rate declined from 4.7% in 2000 to 2.6% in 2001. However, even in this difficult environment, India's economy has grown 4% during the 2000-01 fiscal year (year ended March 31, 2001). In the current 2001-02 fiscal year (year ending March 31, 2002), the Indian economy is slowly emerging from the economic slowdown, growing 5.3% during the second quarter of the 2001-02 fiscal year and likely to end the year with a growth of 5.4%. This is significant in light of the International Monetary Fund's ("IMF") forecast for an average of 1.1% growth for major advanced economies and a 2.4% growth for emerging economies in Asia during 2001. IMF expressed its confidence about India's growth prospects by singling out India as one of three countries expected to significantly contribute to global growth in 2001.

India's industrial sector growth rate declined to a low of 2.2% during the first three quarters of the 2001-02 fiscal year. However, since November 2001, there have been positive signs of recovery as indicated by the moderate upturn in the capital goods sector as well as in some of the infrastructure industries (cement, crude oil, petroleum refinery products, steel, coal and electricity). The monsoon rainfall has been well spread out this year and should support a robust agricultural revival during the 2001-02 fiscal year. The decline in global crude oil prices has helped India limit its oil imports and has also aided in keeping inflation at historic low levels. Low prices have, in turn, kept interest rates low, which is in line with the global trend. The reduction in interest rates should support strong industrial recovery and make Indian industries more globally competitive.

Lower imports due to the fall in crude oil prices and a gradual increase in exports has helped to contain the trade deficit. During the first half of the 2001-02 fiscal year, India's balance of payments recorded a surplus backed by a lower trade deficit and a surge in capital inflows. Consequently, India's foreign exchange reserves increased to a high of US$49 billion, which has helped to promote currency stability.

Fiscal concerns, in particular worries of an increase in the deficit, are gradually being addressed by the Indian government. India's union cabinet has recently approved a voluntary retirement scheme ("VRS") for government employees and the Union Budget for the 2002-03 fiscal year is expected to accelerate labor reforms. In addition, the government has begun disinvestment (the sale by the government selling its interests in state-owned enterprises) with the sale of its strategic stake in major corporations such as Videsh Sanchar Nigam Limited ("VSNL") and Indo British Petroleum ("IBP"). The government is expected to unveil additional reform-oriented measures in the near future.

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THE INDIA GROWTH FUND INC.
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Letter to Shareholders (concluded)
----------------------------------------------------------------------

For the Indian capital markets, the beginning of the disinvestment process is expected to increase the value of Indian stocks. The optimism of Foreign Institutional Investors ("FIIs") continues to grow as Indian markets are now aligned with the developed markets in terms of best trading practices. India remains one of the few fundamentally strong markets in Asia with a 5% plus gross domestic product ("GDP") growth. India's export to GDP ratio of only 9% and its large domestic market have helped to insulate the country somewhat from the global slowdown. Also, since Argentina (a favorite market for foreign investors at one time) is now in deep financial crisis, other emerging markets with sound economic parameters (including GDP growth, low inflation, healthy foreign exchange reserves, etc.) such as India look more attractive.

The India Growth Fund Inc. expects to continue to take advantage of and benefit from the opportunities for capital appreciation offered by that Indian equity securities.

D.S.R. Murthy

President of the Fund

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THE INDIA GROWTH FUND INC.
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Review of the Indian Economy*
---------------------------------------------------------

    - During the second quarter of the 2001-02 fiscal year (year ending
      March 31, 2002), the Indian economy grew 5.3%, compared to 4.4% during the first quarter of the 2001-02 fiscal year. This improved performance was primarily due to the agricultural sector, which grew 3.4% during the second quarter of the 2001-02 fiscal year, compared to 0.45% during growth during the second quarter of the 2000-01 fiscal year.

    - Growth in the industrial and services sectors slowed during the 2001-02 fiscal year. However, these sectors improved their performances during the second quarter of the 2001-02 fiscal year compared to the first quarter of the same fiscal year. The Central Statistical Organization ("CSO") expects the GDP to grow 5.4% during the 2001-02 fiscal year, primarily due to a 5.7% increase in agricultural production and a 3.7% increase in manufacturing.

    - Industrial production growth, as measured by the Index of Industrial Production ("IIP"), decreased from 5.1% during the first eight months of the 2000-01 fiscal year to 2.2% during the corresponding period of the 2001-02 fiscal year. The decrease in the agricultural sector during the last few years accompanied by an investment slowdown has negatively impacted industrial performance during the 2001-02 fiscal year. However, the performance of the capital goods sector improved during November 2001, after having declined for several consecutive months. Additionally, a turnaround in the cement sector helped the six core sector industries (steel, cement, crude petroleum, petroleum refinery products, electricity and coal) grow 4.2% in December 2001, compared to 2.7% in December 2000.

    - Agricultural production, which decreased sharply during the 2000-01 fiscal year, showed early signs of a rebound during the 2001-02 fiscal year, as the spatial and temporal distribution of rainfall improved. The Centre for Monitoring Indian Economy ("CMIE") estimates kharif (a summer crop) foodgrain production at 105.7 million tons. Rabi (a winter crop) foodgrain production is expected to be 103.5 million tons compared to 93 million tons produced during the 2000-01 fiscal year. Total foodgrain production is expected to be 209 million tons, representing a 7% increase over the 2000-01 fiscal year production of 196 million tons.

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THE INDIA GROWTH FUND INC.
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Review of the Indian Economy* (concluded)
----------------------------------------------------------------------

    - Wholesale level prices have continued to decline since January 2001, reaching a historic low of 1.3% in January 2002. Inflation during the period from April to November 2001 was 4.6% compared to 6.7% during the corresponding period of 2000. The major factor behind the fall in the inflation rate has been the decline of fuel prices. Retail level prices remained lower at 3.8% during the period from April to November 2001, compared to 4.4% during the corresponding period of 2000.

    - During the first nine months of the 2001-02 fiscal year, the fiscal deficit reached 77% of the budgeted estimate, compared to 58% during the corresponding period of the 2000-01 fiscal year. This fiscal downturn is primarily due to a decline in tax revenue during the period from April to November 2001 of 9.2%, compared to an increase in tax revenue of 16.6% during the same period in 2000. However, the government has recently taken steps to increase revenue. Taking advantage of falling crude oil prices, the government has increased the excise duty on gasoline from 32% to 90% and on diesel fuel from 16% to 20%. India's treasury expects to earn Rs. 14 billion from this increase. The government earned Rs. 29.8 billion from disinvestments during the period from April to December 2001, representing 25% of its targeted amount of Rs. 120 billion for the 2001-02 fiscal year.

    - Interest rates declined during the 2001 calendar year. During the second half of 2001, interest rates unexpectedly declined following a fifty basis point reduction in the "bank rate" to 6.5% and a two hundred basis point reduction in the cash reserve ratio ("CRR") to 5.5%.

    - The foreign exchange market remained stable during the 2001 calendar year. Foreign exchange reserves grew US$49 billion due to a lower trade deficit aided by increased exports and decreased imports as well as a softening of international crude oil prices. FII investment inflows helped stabilize currency movements.

    - Exports showed signs of improvement for the second consecutive month in December 2001, growing 1.1% in December 2001 compared to only 0.64% during the period from April to December 2001. Imports increased 1.02% during December 2001 compared to only 0.31% during the period from April to December 2001, shrinking the trade deficit to US$5.79 billion from US$5.88 billion during that period. The balance of payments during the first half of the 2001-02 fiscal year has improved showing a surplus and also the shrinking of the current account deficit.

*Source: Centre for Monitoring Indian Economy ("CMIE"), Government of India Publications -- Economic Survey and Central Statistical Organization

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Review of the Capital Markets*
---------------------------------------------------------

    - The Bombay Stock Exchange Sensitive Index ("BSESI") declined 20% from 3,990.65 on January 1, 2001 to 3,186.82 on December 31, 2001. The weak trend in the market from March 2001 to October 2001 partially reversed during the month of November 2001, as confidence in the U.S. markets and in Indian merger and acquisition activity began to be restored. Despite the adverse global economic environment, India has continued to grow in the past few months and the outlook remains encouraging, as confirmed by the positive third quarter results of the 2001-02 fiscal year reported by the Indian corporate sector.

    - Increased foreign institutional investor ("FII") activity was the highlight of the capital market for the calendar year. FIIs were net buyers of Indian equities for eleven months during 2001. Net FII investments for the calendar year 2001 were approximately U.S.$2.8 billion.

    - 2001 was an uneventful year for the primary market. During the first nine months of the 2001-02 fiscal year, total money raised from the market was approximately Rs. 349 billion with Rs. 327 billion raised from the domestic market and the remaining Rs. 22 billion raised from overseas markets. During the corresponding period of the 2000-01 fiscal year, total money raised from the market (domestically as well as internationally) was 84% higher at Rs. 642 billion. Money raised just from the overseas markets was Rs. 280 billion. Money raised through initial public offerings (IPOs) was at its lowest level since 1998. There have been 14 IPOs during 2001, raising Rs 3.2 billion, compared to Rs. 31.5 billion raised from 123 IPOs in 2000.

    - Money raised through mutual fund investing steadily increased to Rs. 877 billion during the period April 2001 through November 2001, compared to Rs. 531 billion during the corresponding period in 2000. The Association of Mutual Funds of India ("AMFI") reported that the total assets under management of mutual funds was Rs. 1,018 billion at the end of December 2001. During ten of the twelve months in 2001, mutual funds remained net sellers of equities. However, mutual funds were very active in the debt market with adequate inflows to debt funds. Since late October 2001, inflows to equity mutual funds appear to be gaining momentum again.

    - In order to counter shrinking volume and subdued sentiments in the market, especially since the September 11th terrorist attacks in the United States, the Reserve Bank of India permitted bank financing for margin trading of equities. In addition, the government, in a landmark decision, permitted the increase of FII limits to the sectoral Foreign Direct Investment ("FDI") limits. The government also introduced stock futures and increased the acquisition limits in companies from the existing 5% to 10% of equity capital in a company. Finally, since the start of 2002, rolling settlement is required for all stocks and SEBI is also considering replacing the current T+5 settlement with a T+3 settlement, tentatively scheduled to take effect in April 2002.

*Source: Centre for Monitoring Indian Economy ("CMIE") and the Bombay Stock Exchange ("BSE")

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Report on Fund Performance
---------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

RUPEE NAV, $NAV VS BOMBAY
STOCK EXCHANGE SENSITIVE INDEX
December 31, 2000 - December 31, 2001

          BSESI   RENAV   NAV($)
12/31/00  100.00  100.00  100.00
1/3/01    102.21  100.34  102.42
1/10/01   101.90  100.71  102.95
1/17/01   102.80   98.49  101.66
1/24/01   108.92  103.34  105.60
1/31/01   108.93  102.93  105.37
2/7/01    108.58  102.21  105.14
2/14/01   109.84   99.36  106.20
2/21/01   108.31  101.45  104.61
2/28/01   106.92   99.41  105.22
3/7/01    101.88   92.30   97.88
3/14/01    93.78   82.77   87.67
3/21/01    95.44   84.47   89.26
3/28/01    95.37   85.41   90.39
3/31/01    90.74   81.42   86.01
4/4/01     89.77   80.29   85.10
4/11/01    83.72   74.59   78.97
4/18/01    86.57   77.82   81.92
4/25/01    90.65   81.70   85.93
5/2/01     89.08   79.11   83.28
5/9/01     90.29   79.11   84.80
5/16/01    90.43   80.23   84.19
5/23/01    92.51   82.73   86.69
5/30/01    92.19   82.49   86.31
6/6/01     87.04   78.95   82.60
6/13/01    88.15   79.46   82.98
6/20/01    85.75   77.21   80.71
6/27/01    85.89   76.14   79.65
6/30/01    87.03   76.53   80.03
7/4/01     83.38   74.34   77.46
7/11/01    85.00   74.97   78.21
7/18/01    85.18   75.70   79.05
7/25/01    83.13   73.70   76.93
8/1/01     82.68   73.90   77.16
8/8/01     83.14   74.74   77.99
8/15/01    83.88   74.50   77.69
8/22/01    83.01   74.09   77.23
8/29/01    83.09   74.48   77.61
9/5/01     81.28   73.87   76.93
9/12/01    76.35   71.35   73.83
9/19/01    70.60   67.47   68.99
9/26/01    67.15   66.15   67.85
9/30/01    70.78   67.91   69.59
10/3/01    69.36   67.08   68.76
10/10/01   72.92   68.33   69.82
10/17/01   76.63   70.94   72.39
10/24/01   76.54   71.63   73.00
10/31/01   75.26   71.30   72.92
11/7/01    75.88   73.41   75.11
11/14/01   78.37   75.30   76.85
11/21/01   81.67   77.45   79.12
11/28/01   82.93   78.00   79.58
12/5/01    85.84   79.92   81.69
12/12/01   85.90   80.00   81.85
12/19/01   82.14   77.70   79.43
12/26/01   79.95   76.20   75.49
12/31/01   82.13   77.88   76.63

During the one-month and six-month periods ended December 31, 2001, the Fund's Rupee net asset value ("NAV") outperformed the BSESI by 0.81% and 7.39%, respectively. During the three-month and one year periods ended December 31, 2001, the Fund's Rupee NAV underperformed the BSESI by 1.35% and 4.25%, respectively.

On May 24, 2001, the Fund's Board of Directors approved a share repurchase program authorizing the Fund to repurchase up to an aggregate of 10% of the outstanding shares of its common stock. During the six months ended December 31, 2001, the Fund repurchased 228,100 shares of its common stock, representing approximately 3.9% of the Fund's outstanding shares prior to the start of the share repurchase program. These shares were repurchased at an average market price per share of $7.62 and a weighted average discount from NAV of 20.05%.

On January 11, 2002, the Fund paid a long-term capital gain distribution of $0.3010 per share to shareholders of record as of December 28, 2001.

The Fund held equity positions in 69 companies at December 31, 2001 compared to 75 companies at June 30, 2001. At December 31, 2001, the top 20 holdings in the portfolio accounted for 66.3% of net assets.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Top 20 Equity Holdings -- December 31, 2001
---------------------------------------------------------

    The Fund had equity positions in 69 companies at December 31, 2001. The top 20 equity holdings as of that date are as follows:

      COMPANY                                             PERCENTAGE OF NET ASSETS
      -------                                             ------------------------
 1.   Hero Honda Motors Ltd. ...........................            8.13%
 2.   Hindustan Lever Ltd. .............................            6.95
 3.   ITC Ltd. .........................................            4.80
 4.   Reliance Industries Ltd. .........................            4.72
 5.   Nestle India Ltd. ................................            3.90
 6.   Punjab Tractors Ltd. .............................            3.49
 7.   Sun Pharmaceuticals Industries Ltd. ..............            3.46
 8.   Dr. Reddys Laboratories Ltd. .....................            3.37
 9.   Larsen & Toubro Ltd. .............................            3.14
10.   EIH Ltd. .........................................            3.04
11.   BSES Ltd. ........................................            3.03
12.   Cipla Ltd. .......................................            3.01
13.   SmithKline Beecham Consumer Healthcare Ltd. ......            2.77
14.   Infosys Technologies Ltd. ........................            2.31
15.   Hindustan Petroleum Corp. Ltd. ...................            2.31
16.   Associated Cement Co. Ltd. .......................            1.73
17.   Aventis Pharmaceuticals Ltd. .....................            1.65
18.   Aurobindo Pharmaceuticals Ltd. ...................            1.59
19.   Tata Iron & Steel ................................            1.50
20.   Satyam Computer Services Ltd. ....................            1.39
                                                                   -----
      Total ............................................           66.29%
                                                                   =====

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Portfolio of Investments
December 31, 2001 (unaudited)
----------------------------------------------------------------------------

INVESTMENTS IN INDIA--101.66%
--------------------------------------------------------------------------------

EQUITIES & EQUITY EQUIVALENTS--83.88%
--------------------------------------------------------------------------------

 SHARES                                                            VALUE
---------                                                       -----------
ALUMINUM--1.80%
   40,000   Hindalco Industries Ltd...........................  $   530,734
  490,447   National Aluminum Ltd.............................      503,466
                                                                -----------
                                                                  1,034,200
                                                                -----------
AQUACULTURE--0.00%
   89,900   AquaMarine Foods Ltd.*............................            0
      100   King International Aqua Ltd.*.....................            0
                                                                -----------
                                                                          0
                                                                -----------
AUTOMOBILES & AUTO ANCILLARIES--13.10%
  111,263   Escorts Ltd.......................................      126,792
  897,612   Hero Honda Motors Ltd.............................    4,666,764
  393,727   Mahindra & Mahindra Ltd.*.........................      728,746
  556,385   Punjab Tractors Ltd...............................    2,003,655
                                                                -----------
                                                                  7,525,957
                                                                -----------
CEMENT--1.73%
  315,641   Associated Cement Co. Ltd.*.......................      993,660
                                                                -----------
CERAMICS/GRANITES--0.00%
  454,850   Grapco Industries Ltd.*...........................            0
                                                                -----------
CIGARETTES--4.80%
  196,615   ITC Ltd...........................................    2,759,623
                                                                -----------
COMPUTER SOFTWARE--6.79%
  185,600   DSQ Software Ltd.*................................      217,278
   50,000   HCL Technology Ltd................................      284,426
   15,741   Infosys Technologies Ltd..........................    1,329,791
   85,138   Polaris Software Lab Ltd.*........................      354,977
  162,670   Satyam Computer Services Ltd......................      797,157
  141,466   Silverline Industries Ltd.*.......................      190,841
  527,380   Sonata Software Ltd...............................      176,085
   16,465   Wipro Ltd.*.......................................      547,183
                                                                -----------
                                                                  3,897,738
                                                                -----------
COMPUTER TRAINING--0.22%
   27,442   NIIT Ltd.*........................................      127,649
                                                                -----------
CONSUMER DURABLES--0.15%
  250,000   Polar Industries Ltd.*#...........................       87,256
                                                                -----------
CONSUMER PRODUCTS--8.47%
  222,822   Colgate Palmolive India...........................      770,774
  860,806   Hindustan Lever Ltd...............................    3,992,519
  391,436   Vashisti Detergents Ltd.*.........................       98,630
                                                                -----------
                                                                  4,861,923
                                                                -----------
DIVERSIFIED--8.96%
  111,429   Grasim Industries Ltd.*...........................      634,558
  453,754   Larsen & Toubro Ltd.*.............................    1,801,089
  428,060   Reliance Industries Ltd.*.........................    2,708,887
                                                                -----------
                                                                  5,144,534
                                                                -----------
ELECTRICALS--0.55%
   80,467   Siemens India Ltd.................................      313,725
                                                                -----------

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
----------------------------------------------------------------------------

EQUITIES & EQUITY EQUIVALENTS--(continued)
--------------------------------------------------------------------------------

 SHARES                                                            VALUE
---------                                                       -----------
ENGINEERING--0.22%
  115,733   Cummins India Ltd.................................  $   126,245
  145,000   Growel Times Ltd.*................................            0
    1,650   Western Paques (India) Ltd.*......................            0
                                                                -----------
                                                                    126,245
                                                                -----------
FERTILIZERS--0.85%
  649,950   Indo Gulf Corp. Ltd.*.............................      489,282
                                                                -----------
FOOD & AGRO PRODUCTS--7.34%
  307,000   Agritech Hatcheries & Foods Ltd.*.................            0
   30,000   Britannia Industries*.............................      383,306
  209,355   Nestle India Ltd..................................    2,240,298
  194,015   SmithKline Beecham Consumer Healthcare Ltd........    1,589,298
                                                                -----------
                                                                  4,212,902
                                                                -----------
HOTELS--3.06%
  368,525   EIH Ltd...........................................    1,744,418
   46,510   Hotel Leela Venture Ltd...........................       13,793
                                                                -----------
                                                                  1,758,211
                                                                -----------
HOUSING & CONSTRUCTION--0.00%
   27,950   NCL Seccolor Ltd.*................................            0
                                                                -----------
IRON & STEEL--1.50%
  300,000   Asian Alloys Ltd.*................................            0
  421,000   Kanakdhara Steel Ltd.*............................            0
  477,682   Tata Iron & Steel*+...............................      863,830
                                                                -----------
                                                                    863,830
                                                                -----------
MEDIA--0.40%
   98,188   Zee Telefilms Ltd.................................      227,347
                                                                -----------
PETROLEUM--3.73%
   74,531   Bharat Petroleum Corp. Ltd........................      292,127
  458,350   Hindustan Petroleum Corp. Ltd.....................    1,326,953
  856,233   Reliance Petroleum Ltd.*..........................      520,274
                                                                -----------
                                                                  2,139,354
                                                                -----------
PHARMACEUTICALS--14.63%
  193,251   Aurobindo Pharmaceuticals Ltd.....................      915,357
  109,860   Aventis Pharmaceuticals Ltd.......................      947,206
   73,256   Cipla Ltd.........................................    1,729,310
  101,048   Dr. Reddys Laboratories Ltd.......................    1,935,147
   84,458   Glaxo SmithKline Pharmaceuticals Ltd.*............      503,385
    9,558   Pfizer Ltd.*......................................       88,256
  166,981   Sun Pharmaceuticals Industries Ltd................    1,984,588
   30,000   Wockhardt Ltd.*...................................      301,244
                                                                -----------
                                                                  8,404,493
                                                                -----------
PLASTICS/PIPES--0.00%
      300   Uniplas India Ltd.*...............................            0
                                                                -----------
POWER & ENERGY--3.78%
  423,407   BSES Ltd..........................................    1,741,659
  172,794   Tata Power Co. Ltd................................      428,401
                                                                -----------
                                                                  2,170,060
                                                                -----------

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Portfolio of Investments (concluded)
December 31, 2001 (unaudited)

----------------------------------------------------------------------------
EQUITIES & EQUITY EQUIVALENTS--(concluded)
--------------------------------------------------------------------------------

 SHARES                                                            VALUE
---------                                                       -----------
TELECOMMUNICATIONS & CABLE--0.84%
   85,348   Global Tele Systems Ltd...........................  $   226,556
   25,375   Himachal Futuristics Ltd.*........................       46,203
   79,823   Mahanagar Telephone Nigam Ltd.....................      209,656
                                                                -----------
                                                                    482,415
                                                                -----------
TEXTILES--0.49%
   46,200   K.G. Denim Ltd.*#.................................        2,577
4,896,179   Welspun Syntex Ltd.*#.............................      280,246
                                                                -----------
                                                                    282,823
                                                                -----------
MISCELLANEOUS--0.47%
  175,746   Hindustan Zinc Ltd.*..............................       72,529
  277,500   Modi Luft Ltd.*...................................       12,373
   26,800   Skyline Nepc Ltd.*................................            0
   55,677   Sterlite Optical Technologies Ltd.................      186,071
  152,000   Tamilnadu Hospitals Ltd.*.........................            0
  400,000   Tejoomal Industries Ltd.*.........................            0
                                                                -----------
                                                                    270,973
                                                                -----------
TOTAL EQUITIES & EQUITY EQUIVALENTS (cost--$43,893,470).......   48,174,200
                                                                -----------

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
----------------------------------------------------------------------------

NON-CONVERTIBLE DEBENTURES--0.31%
--------------------------------------------------------------------------------

      PRINCIPAL
       AMOUNT
        (000)                                                                            VALUE
---------------------                                                                 -----------
           Rs.  8,642   10.5% Jindal Iron & Steel Co. Ltd of Rs. 500 each;
                          redeemable starting 1/14/01*#.............................  $   179,225
               15,000   16.0% Rama Newsprint & Papers Ltd. of Rs. 60 each;
                          redeemable starting 1/02/00*#.............................            0
                                                                                      -----------
TOTAL NON-CONVERTIBLE DEBENTURES (cost--$800,669)...................................      179,225
                                                                                      -----------

--------------------------------------------------------------------------------
BANK DEPOSITS--17.47%
--------------------------------------------------------------------------------

                                                     MATURITY           INTEREST
                                                      DATES               RATES
                                               --------------------  ---------------
   380,871   Banque Nationale de Paris.......  01/02/02 to 01/08/02       7.96%         7,898,621
   102,900   Standard Chartered Grindlays
               Bank..........................        01/02/02             7.90%         2,133,969
                                                                                      -----------
TOTAL BANK DEPOSITS (cost--$10,038,904).............................................   10,032,590
                                                                                      -----------
TOTAL INVESTMENTS IN INDIA (cost--$54,733,043)......................................   58,386,015
                                                                                      -----------

--------------------------------------------------------------------------------

OTHER INVESTMENTS--1.11%
--------------------------------------------------------------------------------

TIME DEPOSIT--1.11%
--------------------------------------------------------------------------------

 US$   636   Brown Brothers Harriman & Co. Grand Cayman, 0.5575%, due 01/02/02 @
               (cost--$636,619).....................................................      636,619
                                                                                      -----------
TOTAL INVESTMENTS (cost--$55,369,662)--102.77%......................................   59,022,634
Liabilities in excess of other assets--(2.77)%......................................   (1,590,909)
                                                                                      -----------
NET ASSETS (equivalent to $10.13 per share; applicable to 5,670,267 shares outstanding)--100%................................................................  $57,431,725
                                                                                      ===========

------------------------------

   Rs   --    Indian Rupees
  US$   --    United States Dollar
    +         Affiliated security. Deemed as such because a Director of
              the Fund is a director of the Company.
    *         Non-income producing security.
    #         Fair valued securities, aggregating $549,304 or 0.96% of net assets.
    @         Variable rate account--rate resets on a monthly basis;
              amount available upon 48 hours' notice.

                See accompanying notes to financial statements.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
December 31, 2001 (unaudited)
----------------------------------------------------------------------------

ASSETS
    Investments in unaffiliated securities, at
     value (cost--$54,106,444)....................  $ 58,158,804
    Investments in affiliated security, at value
     (cost--$1,263,218)...........................       863,830  $ 59,022,634
                                                    ------------
    Indian Rupees, at value (cost--$16,169).......                         891
    Receivable for investments sold...............                     114,602
    Dividends and interest receivable.............                      63,061
    Due from investment adviser...................                     259,742
    Prepaid expenses and other assets.............                     129,189
                                                                  ------------
        Total assets..............................                  59,590,119
                                                                  ------------

LIABILITIES
    Distribution payable..........................                   1,706,750
    Investment advisory fee payable...............                      36,877
    Trust administrator fee payable...............                      15,000
    Administrator fee payable.....................                      10,616
    Accrued expenses and other liabilities........                     389,151
                                                                  ------------
        Total liabilities.........................                   2,158,394
                                                                  ------------

NET ASSETS
    Common stock, $0.01 par value; 5,670,267
     shares issued and outstanding
      (50,000,000 shares authorized)..............                      56,703
    Additional paid-in capital....................                  55,220,008
    Undistributed net investment income...........                     101,856
    Accumulated net realized loss.................                  (1,623,046)
    Net unrealized appreciation of investments and
     other assets and liabilities denominated in
     Indian Rupees................................                   3,676,204
                                                                  ------------
                                                                  $ 57,431,725
                                                                  ============
NET ASSET VALUE PER SHARE.........................                      $10.13
                                                                  ============

                See accompanying notes to financial statements.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Statement of Operations
For the Six Months Ended December 31, 2001 (unaudited)
----------------------------------------------------------------------------

INVESTMENT INCOME
    Dividends from unaffiliated securities.................................  $   806,145
    Interest...............................................................      367,231  $   1,173,376
                                                                             -----------

EXPENSES
    Legal fees.............................................................      257,606
    Advisory fees..........................................................      216,322
    Custodian and accounting fees..........................................      142,193
    Trust administration fees..............................................       94,228
    Insurance expense......................................................       89,976
    Administration fees....................................................       63,014
    Directors' fees and expenses...........................................       61,998
    Audit fees.............................................................       56,124
    Reports to shareholders................................................       40,094
    Transfer agent fees....................................................       14,650
    Registration fees......................................................       11,973
    Mauritius administration fees and other expenses.......................       11,342
    Miscellaneous..........................................................       12,000      1,071,520
                                                                             -----------  -------------
    Net investment income..................................................                     101,856
                                                                                          -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS
    Net realized loss on investments--unaffiliated securities..............                    (531,485)
    Net realized loss on foreign currency transactions.....................                    (254,840)
    Net change in unrealized appreciation/depreciation of:
        Investments........................................................                    (944,502)
        Other assets and liabilities denominated in Indian Rupees..........                      17,081
                                                                                          -------------
    Net realized and unrealized loss on investments
      and foreign currency transactions....................................                  (1,713,746)
                                                                                          -------------

NET DECREASE IN NET ASSETS FROM INVESTMENT OPERATIONS......................               $  (1,611,890)
                                                                                          =============

                See accompanying notes to financial statements.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
---------------------------------------------------------

                                                    FOR THE SIX MONTHS
                                                          ENDED          FOR THE YEAR
                                                    DECEMBER 31, 2001       ENDED
                                                       (UNAUDITED)      JUNE 30, 2001
                                                    ------------------  --------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
    Net investment income.........................    $       101,856   $     424,973
    Net realized gain (loss) on investments and
      foreign currency transactions...............           (786,325)      8,213,519
    Net change in unrealized
      appreciation/depreciation of investments and
      other assets and liabilities denominated in
      Indian Rupees...............................           (927,421)    (61,303,260)
                                                      ---------------   -------------
    Total from investment operations..............         (1,611,890)    (52,664,768)
                                                      ---------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS
    From net realized capital gains...............         (1,706,750)     (4,588,929)
                                                      ---------------   -------------

CAPITAL STOCK TRANSACTIONS
    Cost of shares repurchased pursuant to Share
      Repurchase Program (see Note 7).............         (1,744,340)       --
    Cost of shares repurchased pursuant to Tender
      Offer Program (see Note 7)..................         --             (54,776,161)
                                                      ---------------   -------------
Net decrease in net assets........................         (5,062,980)   (112,029,858)

NET ASSETS
    Beginning of period...........................         62,494,705     174,524,563
                                                      ---------------   -------------
    End of period (including undistributed net
      investment income of $101,856 at
      December 31, 2001)..........................    $    57,431,725   $  62,494,705
                                                      ===============   =============

                See accompanying notes to financial statements.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Notes to Financial Statements
December 31, 2001 (unaudited)
----------------------------------------------------------------------------

NOTE 1  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The India Growth Fund Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. The Fund invests through an Indian unit investment trust (the "Trust") organized through a trust fund agreement (the "Trust Agreement") between the Fund and Unit Trust of India ("UTI"). In March 1999, the Fund registered itself as a foreign company in the Republic of Mauritius.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF INVESTMENTS--All securities for which market quotations are readily available are valued at the last sale price on the day of determination or, if there was no sale on such day, at the mean between the highest current bid and lowest current asked prices. Securities which are traded over-the-counter, if bid and asked quotations are available, are valued at the mean between the current bid and asked prices of two reputable dealers or, if such quotations are not available, are valued at their fair value as determined in good faith in accordance with guidelines established by the Fund's Board of Directors. Short-term investments having a maturity of 60 days or less are valued at amortized cost if their term to maturity from date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity if their term to maturity from date of purchase was greater than 60 days. All other securities and assets are valued at fair value as determined in good faith in accordance with guidelines established by the Fund's Board of Directors.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date on which the buy or sell order is executed). Realized gains and losses from investments and foreign currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income and other distributions are recorded on the ex-dividend date ("ex-date") except for certain dividends which are recorded as soon after the ex-date as the Fund, using reasonable diligence, becomes aware of such dividends.

FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. Dollars. Indian Rupee amounts are translated into U.S. Dollars on the following basis: (1) the foreign currency market value of investments and other assets and liabilities denominated in Indian Rupees at the closing rate of exchange on the valuation date; and (2) purchases and sales of investments, income and expenses are translated at the rate of exchange prevailing on the

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
----------------------------------------------------------------------
respective dates of such transactions. The resulting net foreign currency gain and loss is included in the Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon the sale or maturity of Indian Rupee denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for income tax reporting purposes.

Net foreign currency gain (loss) from valuing Indian Rupee denominated assets and liabilities at the period end exchange rate is reflected as a component of net unrealized appreciation of investments and other assets and liabilities denominated in Indian Rupees. Net realized foreign currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. Dividends and distributions from net investment income and net realized capital gain, respectively, are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income or net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized gain on investments. To the extent they exceed net investment income or net realized capital gain for tax purposes, they are reported as distributions of additional paid-in-capital.

On December 18, 2001, the Fund declared a long-term capital gain distribution of $0.3010 per share payable on January 11, 2002 to shareholders of record as of December 28, 2001.

NOTE 2  INVESTMENT ADVISORY, ADMINISTRATION AND OTHER FEES

The Fund has an Investment Advisory Agreement with Unit Trust of India Investment Advisory Services Limited (the "Investment Adviser"), an indirect, majority-owned subsidiary of UTI. Under the Investment Advisory Agreement, the Investment Adviser receives a monthly fee, computed weekly, at an annual rate of 0.75% of the first $50 million of the value of the Fund's

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
----------------------------------------------------------------------
average weekly net assets, 0.60% of such net assets in excess of $50 million but not in excess of $100 million, and 0.45% of such net assets in excess of $100 million.

Pursuant to the Trust Agreement, the Fund pays UTI a monthly fee for administration of the Trust, including accounting and valuation services, based on the value of the Fund's average weekly net assets held in the Trust at the following annual rates: 0.35% of the first $50 million of the value of the Fund's average weekly net assets, 0.30% of the next $50 million of such net assets, and 0.25% of such net assets in excess of $100 million. In addition, UTI is entitled to reimbursement for all out-of-pocket expenses incurred by UTI directly in the performance of its duties under the Trust Agreement other than employee costs and overhead.

Brinson Advisors, Inc. ("Brinson Advisors"), an indirect wholly owned subsidiary of UBS AG, serves as the Fund's administrator. Brinson Advisors receives a monthly fee, computed weekly, at the annual rate of 0.20% of the first $62.5 million of the value of the Fund's average weekly net assets, 0.15% of such net assets in excess of $62.5 million but not in excess of $100 million, and 0.10% of such net assets in excess of $100 million, subject to a minimum annual fee of $125,000.

Multiconsult Ltd. (the "Mauritius Administrator") provides certain administrative services relating to the operation and maintenance of the Fund in Mauritius. The Mauritius Administrator receives a monthly fee of $1,000 for administration services and a quarterly fee of $800 for certain other services and is reimbursed for certain expenses incurred in the performance of its duties under the agreement. One officer of the Mauritius Administrator is also a director of the Fund.

NOTE 3  INVESTMENTS IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at December 31, 2001 was substantially the same as the cost of securities for financial statement purposes. Accordingly, net unrealized appreciation of investments of $3,652,972 was composed of gross appreciation of $17,801,499 for those investments having an excess of value over cost and gross depreciation of $14,148,527 for those investments having an excess of cost over value.

For the six months ended December 31, 2001, aggregate purchases and sales of portfolio securities, excluding short term securities, were $3,016,363 and $7,090,430, respectively.

NOTE 4  TRANSACTIONS WITH AFFILIATES

The Fund paid or accrued approximately $257,606 for the six months ended December 31, 2001 for legal services to a law firm of which the Fund's Assistant Secretary is a partner.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
----------------------------------------------------------------------

For the six months ended December 31, 2001, the Fund paid approximately $1,194, $504 and $255 in brokerage commissions to IDBI Capital Markets Services Ltd., ABN Amro Asia Equity (India) Ltd., and UTI Securities Exchange Ltd., respectively, affiliates of the Investment Adviser or the Fund's directors.

NOTE 5  U.S. FEDERAL INCOME TAXES

The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income tax is required. In addition, by distributing substantially all of its net investment income, capital gains and certain other amounts, if any, during the calendar year, the Fund intends not to be subject to U.S. federal excise tax.

NOTE 6  FOREIGN INCOME TAXES

Net investment income of the Fund derived in India and realized and unrealized gains on assets of the Fund held in the Trust by UTI under the Trust Agreement are not subject to taxation in India. Remittances to the Fund from the Trust of distributions representing net investment income and gains realized on such assets are subject to a 10% Indian withholding tax. However, under current Indian tax law, dividend distributions made between April 1999 and March 2002 from the Trust to the Fund are exempt from the 10% withholding tax. Accordingly, on November 8, 2000, the amount of the accrual for net deferred Indian withholding taxes was reduced by $4,103,496 (or $0.42 per share) in connection with the Fund's announcement of a Tender Offer (see Note 7), which represented the aggregate accrued Indian withholding tax on net investment income and undistributed net realized gains of the Trust as of that date. Further, the 10% Indian withholding tax was not accrued on any net investment income and realized gains generated by the Trust subsequent to November 8, 2000 to the extent such income and gains were expected to be distributed by the Trust to pay for shares tendered in the Tender Offer.

Upon its registration as a foreign company in Mauritius, the Fund conducts its investment activities in India as a tax resident of Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India. To obtain benefits under the double taxation treaty, the Fund must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Fund has obtained a certificate from the Mauritian authorities that it is a resident of Mauritius under the double taxation treaty between Mauritius and India. A fund which is a tax resident in Mauritius under the treaty, but has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale or redemption of securities (units of the Trust).

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
----------------------------------------------------------------------

The Fund will be liable for tax in Mauritius at a fixed rate of 15% on its taxable income for Mauritius tax purposes. It will, however, be entitled to a tax credit equivalent to the higher of the foreign taxes paid and 90% of the Mauritius tax on its foreign source income which will result in a maximum tax rate of 1.5%. There is no capital gains tax in Mauritius. For the six months ended December 31, 2001, no provision for Mauritius taxes is considered necessary as a result of its Mauritian tax status. The Fund continues to comply with the tests and conditions and the related requirements to be eligible for the benefits of the double taxation treaty between Mauritius and India.

On February 22, 2001, the Trust received an authorization dated February 15, 2001 from the Indian tax authorities indicating that no taxes (I.E., capital gains tax) will be withheld in India on remittance of proceeds to the Fund in Mauritius from the redemption of units the Fund holds in the Trust. Accordingly, the Fund reversed the entire accrued Indian withholding tax as of February 28, 2001 (the first net asset valuation date after February 22, 2001) amounting to $2,306,973 (or $0.39 per share). Further, relying on the authorization received from the Indian tax authorities referred to above, beginning February 28, 2001 the Fund did not accrue any deferred Indian withholding tax on net investment income, net realized gains or net unrealized appreciation recorded by the Trust.

The foregoing is based on current interpretation and practice and is subject to any future changes in Indian or Mauritius tax laws, the position of the Indian tax authorities or in the tax treaty between India and Mauritius.

NOTE 7  CAPITAL STOCK

There are 50,000,000 shares of $0.01 par value capital stock authorized. At special meetings of the Board of Directors in October and November 2000, the Board of Directors approved a tender offer for the Fund to purchase up to 40% of the outstanding shares of its common stock for cash at a price equal to the Fund's net asset value per share as of the tender offer expiration date. The tender offer commenced on January 16, 2001 and expired on February 16, 2001. In connection with the tender offer, the Fund purchased 3,932,244.17 shares of common stock at a total cost of $54,776,161. The shares repurchased pursuant to the tender offer have been retired by the Fund.

On May 24, 2001, the Fund's Board of Directors approved a share repurchase program authorizing the Fund to repurchase up to an aggregate of 10% of the outstanding shares of its common stock. For the six months ended December 31, 2001, the Fund repurchased 228,100 shares of its common stock, representing approximately 3.9% of the Fund's outstanding shares prior to the start of the share repurchase program. These shares were repurchased at an average market price per share of

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (concluded)
----------------------------------------------------------------------
$7.62 and a weighted average discount from NAV of 20.05%. At December 31, 2001, paid-in-capital has been reduced by the cost of $1,744,340 of capital stock repurchased.

NOTE 8  CONCENTRATION OF RISK

At December 31, 2001, substantially all of the Fund's portfolio assets were invested in Indian securities. The Indian securities markets are substantially smaller, less developed, less liquid, subject to less regulations and more volatile than the securities markets in the United States. Investments in India may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, future political and economic developments and the level of Indian governmental supervision and regulation of its securities markets.

The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry or region.

NOTE 9  INQUIRY REGARDING UTI

On July 10, 2001, the Fund announced the resignation of Mr. P. S. Subramanyam as the Chairman of the Board of Directors and as a Director and the President of the Fund in connection with his resignation as the Chairman of UTI. Subsequently, on July 18, 2001, Mr. Subramanyam and two other officers of UTI (of which one was responsible for supervision of the UTI Trust which holds the Fund's assets) were accused by the Central Bureau of Investigation ("CBI") in India of abusing their official positions by causing the US 64 Scheme (a local Indian fund managed by UTI) to subscribe to shares of an Indian company at an inflated price. On July 20, 2001, the government of India also appointed a three member committee (the "Committee") to investigate investment decisions made by UTI over the past ten years. As of the date of this report, the Committee has submitted its report to the Government of India, however, no results of the investigation have been reported yet.

The Board of Directors of the Fund held special meetings on July 26, 2001 and August 2, 2001 to consider these events and their potential impact on the Fund. At the meeting held on August 2, 2001, the Fund's directors determined to have the Fund's legal counsel conduct a review of the Fund's investment management procedures and its recent investments in order to determine whether any undue influence affected investment decisions made by the Investment Adviser for the Fund.

On August 27, 2001, the Fund's directors met to consider the results of the review. The review found no evidence that factors similar to those alleged to have occurred at UTI affected investment decisions made by the Investment Adviser for the Fund, or that the events relating to UTI had any significant adverse impact on the Fund.

Based on these findings, the Board of Directors agreed to continue the Fund's investment advisory arrangements with the Investment Adviser, which were formally approved by the Board of Directors on July 16, 2001. However, the Board intends to continue to carefully monitor this situation.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Financial Highlights
---------------------------------------------------------

Selected data for a share of common stock outstanding throughout each period is presented below:

                                             FOR THE
                                        SIX MONTHS ENDED                      FOR THE YEAR ENDED JUNE 30,
                                        DECEMBER 31, 2001    -------------------------------------------------------------
                                           (UNAUDITED)         2001         2000         1999         1998         1997
                                           -----------         ----         ----         ----         ----         ----
Net asset value, beginning of
  period............................          $10.60           $17.75       $13.55       $ 9.56       $12.52       $13.67
                                            --------          -------     --------     --------      -------     --------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS
Net investment income (loss) before
  tax...............................            0.02            (0.19)*      (0.15)       (0.11)       (0.07)       (0.05)
Net deferred Indian withholding
  (tax)/tax benefit on net
  investment income (loss)..........         --                  0.24*       (0.00)@       0.03         0.02         0.02
Net realized and unrealized gain
  (loss) on investments and foreign
  currency transactions.............           (0.26)           (8.25)*       4.82         4.51        (3.06)       (1.16)
Deferred Indian withholding
  (tax)/tax benefit on net realized
  and unrealized gain (loss) on
  investments.......................         --                  1.52*       (0.47)       (0.48)        0.15         0.12
                                            --------          -------     --------     --------      -------     --------
Total income (loss) from investment
  operations........................           (0.24)           (6.68)        4.20         3.95        (2.96)       (1.07)
                                            --------          -------     --------     --------      -------     --------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS
From net investment income..........         --                 --           --           --           --           (0.08)
From net realized gain on
  investments.......................           (0.30)           (0.47)       --           --           --           --
                                            --------          -------     --------     --------      -------     --------
Total dividends and distributions to
  shareholders......................           (0.30)           (0.47)       --           --           --           (0.08)
                                            --------          -------     --------     --------      -------     --------
CAPITAL SHARE TRANSACTIONS
Net increase in net asset value
  resulting from repurchase of
  common stock......................            0.07            --           --           --           --           --
Capital contibutions from Investment
  Adviser...........................         --                 --           --            0.04        --           --
                                            --------          -------     --------     --------      -------     --------
Total capital share transactions....            0.07            --           --            0.04        --           --
                                            --------          -------     --------     --------      -------     --------
Net asset value, end of period......          $10.13           $10.60       $17.75       $13.55       $ 9.56       $12.52
                                            ========          =======     ========     ========      =======     ========
Market value, end of period.........          $ 7.97           $ 8.35       $11.38       $ 9.56       $ 7.25       $13.38
                                            ========          =======     ========     ========      =======     ========
TOTAL INVESTMENT RETURN (a).........           (1.16)%         (23.62)%      19.04%       31.90%      (45.79)%      (7.98)%
                                            ========          =======     ========     ========      =======     ========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000
  omitted)..........................         $57,432          $62,495     $174,525     $133,242      $93,957     $123,086
Ratio of expenses, excluding
  (tax)/tax benefit, to average net
  assets (b)........................            3.64%+           2.48%        1.94%        2.51%        2.32%        2.37%
Ratio of expenses, including
  (tax)/tax benefit, to average net
  assets (c)........................            3.64%+           0.81%        1.95%        2.21%        1.87%        2.23%
Ratio of net investment income
  (loss) to average net assets......            0.35%+           0.35%       (0.79)%      (0.70)%      (0.18)%      (0.26)%
Portfolio turnover..................               6%              11%          20%          30%          23%          31%

----------------------------------
 * Based on average shares outstanding.
 + Annualized.
 @ Net deferred Indian withholding (tax)/tax benefit on net investment loss for Indian tax purposes equivalent to ($0.0017) per share for the year ended
   June 30, 2000.
(a) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions and is not annualized for a period of less than one year.
(b) Includes interest expense of $156,345 (or 0.08% of average net assets) and $153,641 (or 0.14% of average net assets) for the years ended June 30, 2000 and 1999, respectively.
(c) Includes interest expense net of deferred Indian withholding tax benefit of $140,711 (or 0.07% of average net assets) and of $138,277 (or 0.12% of average net assets), for the years ended June 30, 2000 and 1999, respectively.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Supplemental Information (unaudited)
----------------------------------------------------------------------

BOARD OF DIRECTORS

    The Fund is governed by a Board of Directors and Officers which oversees the Fund's operations. The Fund's Board of Directors has been divided into three classes, the term of one of which expires each year. The table below shows, for each Director and Officer, his name, address and age, the position held with the Fund, the length of time served as a Director or Officer of the Fund, the Director's or Officer's principal occupations during the last five years, and other directorships held by such Director or Officer.

INDEPENDENT DIRECTORS

                         DIRECTOR             PRINCIPAL OCCUPATION(S)
NAME, AGE AND ADDRESS     SINCE        DURING PAST 5 YEARS AND DIRECTORSHIPS
---------------------  ------------   ----------------------------------------
Thomas L. Hansberger;      1999       President, Chief Executive Officer and
  (68)                                Treasurer, Hansberger Global Investors
  Hansberger Global                   Inc. since 1994; Director, Hansberger
  Investors                           Global Investors Inc. since 1994;
  515 East Las Olas                   Director, Hansberger Global Fund PLC
  Blvd.                               since 1994; Director, Hansberger Global
  Suite 1300                          Investors Ltd., since 1994; Director,
  Fort Lauderdale, FL                 Hansberger Global Investors (HK) Limited
  33301                               since 1996.
  USA

Ishaat Hussain; (53)       2000       Finance Director, Tata Sons Ltd. since
  Tata Sons Ltd.                      July 1999; Senior Vice President, Tata
  Bombay House                        Iron & Steel Co. Ltd. until June 1999;
  Homi Mody Street                    Executive Director of Finance, Tata
  Mumbai 400 001                      Iron & Steel Co. Ltd. until June 1999.

Muni Krishna T.            2001       Deputy Chairman and Group Chief
  Reddy; (56)                         Executive, State Bank of Mauritius Ltd.
  State Bank of                       since February 1987.
  Mauritius Ltd.
  State Bank Tower
  1 Queen Elizabeth
  II Avenue
  Port Louis,
  Mauritius

                                          AGGREGATE DOLLAR
                                           RANGE OF EQUITY
                                          SECURITIES IN ALL
                                           FUNDS OVERSEEN
                        DOLLAR RANGE OF     IN FAMILY OF
                       EQUITY SECURITIES     INVESTMENT
NAME, AGE AND ADDRESS     IN THE FUND       COMPANIES(1)
---------------------  -----------------  -----------------
Thomas L. Hansberger;          0                 0
  (68)
  Hansberger Global
  Investors
  515 East Las Olas
  Blvd.
  Suite 1300
  Fort Lauderdale, FL
  33301
  USA
Ishaat Hussain; (53)           0                 0
  Tata Sons Ltd.
  Bombay House
  Homi Mody Street
  Mumbai 400 001
Muni Krishna T.                0                 0
  Reddy; (56)
  State Bank of
  Mauritius Ltd.
  State Bank Tower
  1 Queen Elizabeth
  II Avenue
  Port Louis,
  Mauritius

----------------------------------------

1) The "family of investment companies" means any two or more registered investment companies that share the same investment adviser as the Fund; and hold themselves out to investors as related companies for purposes of investment and investor services.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Supplemental Information (unaudited) (continued)
----------------------------------------------------------------------

INTERESTED DIRECTORS

                         DIRECTOR             PRINCIPAL OCCUPATION(S)
NAME, AGE AND ADDRESS     SINCE        DURING PAST 5 YEARS AND DIRECTORSHIPS
---------------------  ------------   ----------------------------------------
M. Damodaran; (54)(2)      2001       Chairman of UTI since July 2001; Officer
  Unit Trust of India                 on special duty at Reserve Bank of India
  13, Sir Vithaldas                   from September 2000 to July 2001; Joint
  Thackersey Marg                     Secretary and Chief Vigilance Officer,
  New Marine Lines,                   Ministry of Finance, Department of
  Mumbai 400-020,                     Economic Affairs from September 1995 to
  India                               August 2000; Director of Discount and
                                      Finance House of India Ltd. since
                                      September 2001; Director of National
                                      Stock Exchange of India Ltd. since
                                      September 2001; Director of UTI Bank
                                      Ltd. since September 2001; Chairman and
                                      Director of UTI Investor Services Ltd.
                                      since August 2001; Chairman and Director
                                      of UTI Securities Exchange Ltd. since
                                      August 2001; Member of Life Insurance
                                      Corporation of India since August 2001;
                                      Chairman of Infrastructure Leasing and
                                      Financial Services Ltd. since August
                                      2001; Chairman and Director of the India
                                      Fund since July 2001; Chairman and
                                      Director of India Access Ltd. since
                                      July, 2001; Chairman and Director of The
                                      India Infrastructure Fund Ltd. since
                                      July 2001; Chairman and Director of
                                      UTIIAS (Mauritius) Ltd. since July 2001;
                                      Chairman of Governing Council of UTI
                                      Institute of Capital Markets since July
                                      2001; Chairman and Director of UTI
                                      Investment Advisory Services Ltd. since
                                      July 2001; Chairman and Director of The
                                      India Media, Internet and Communication
                                      Fund Ltd. since July 2001.

Uday Kumar Gujadhur;       1999       Partner, De Chazal Du Mee (DCDM), since
  (46)(3)                             1988; Director, Multiconsult Ltd. since
  8E, Lislet Geoffroy                 1994.
  Street
  Cunepipe
  Mauritius

Christopher Reeves;        1991       Senior Advisor, Merrill Lynch Europe
  (65)(4)                             Holdings Ltd. since February 1999;
  Ropemaker Place                     Chairman, Merrill Lynch Europe PLC, from
  2 King Edward                       September 1993 to 1998; Deputy Chairman,
  Street                              Merrill Lynch International, from
  London EC1A 1HQ                     February 1998 to February 1999;
  United Kingdom                      Director, DSP Merrill Lynch
                                      International, since March 1995.

                                          AGGREGATE DOLLAR
                                           RANGE OF EQUITY
                                          SECURITIES IN ALL
                                           FUNDS OVERSEEN
                                              OR TO BE
                                             OVERSEEN IN
                        DOLLAR RANGE OF       FAMILY OF
                       EQUITY SECURITIES     INVESTMENT
NAME, AGE AND ADDRESS     IN THE FUND       COMPANIES(1)
---------------------  -----------------  -----------------
M. Damodaran; (54)(2)          0                 0
  Unit Trust of India
  13, Sir Vithaldas
  Thackersey Marg
  New Marine Lines,
  Mumbai 400-020,
  India
Uday Kumar Gujadhur;           0                 0
  (46)(3)
  8E, Lislet Geoffroy
  Street
  Cunepipe
  Mauritius
Christopher Reeves;            0                 0
  (65)(4)
  Ropemaker Place
  2 King Edward
  Street
  London EC1A 1HQ
  United Kingdom

----------------------------------------

2) M. Damodaran is deemed to be an interested person under the Investment Company Act of 1940, as amended (the "Investment Company Act") because of his affiliation with UTI.

3) Mr. Gujadhur is a Partner of De Chazal Du Mee & Co. whose subsidiary company De Chazal Du Mee Ltd. owns 40% of UTIIAS (Mauritius) Ltd., the other 60% of which is owned by the Investment Adviser.

4) Mr. Reeves is deemed to be an interested person under the Investment Company Act because of his affiliation with DSP Merrill Lynch Ltd., a securities brokerage firm which executes portfolio transactions for the Fund and other investment funds managed by the Investment Adviser or UTI.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Supplemental Information (unaudited) (concluded)
----------------------------------------------------------------------

OFFICERS

                                       TERM OF
                       POSITION(S)    OFFICE AND             PRINCIPAL OCCUPATION(S)
                        HELD WITH     LENGTH OF              DURING PAST 5 YEARS AND
NAME, ADDRESS AND AGE  REGISTRANT    TIME SERVED                  DIRECTORSHIPS
---------------------  -----------  --------------   ----------------------------------------
D.S.R. Murthy; (51)     President    Since August    Executive Director Unit Trust of India
  Unit Trust of India                    2001        since July 2000; Chief General Manager
  13, Sir Vithaldas                                  of Unit Trust of India until July 2000;
  Thackersey Marg                                    Director of GVK Industries Ltd. since
  New Marine Lines,                                  November 1996; Director of Sicom Ltd.
  Mumbai 400-020,                                    since September 1997; Director of UTI
  India                                              Investor Services Ltd. since December
                                                     1998; Director of Ispat Industries Ltd.
                                                     since April 2001; Director of UTI
                                                     International Ltd. since September 2001;
                                                     Director of Stock Holding Corporation of
                                                     India Ltd. since November 2001; Director
                                                     of UTI Investment Advisory Services Ltd.
                                                     since December 2001; Director of UTI
                                                     Venturs Fund Capital Management Company
                                                     Ltd. since January 2002; Director of
                                                     National Securities Depositary Ltd.
                                                     since January 2002.

J.S. Mascarenhas;      Treasurer &   Since August    Chief Executive Officer of Unit Trust of
  (50)                  Secretary        1999        India since July 1999; General Manager
  Unit Trust of India                                and Executive Assistant to the Chairman
  Investment Advisory                                of Unit Trust of India until July 1999.
  Services Ltd.
  Centre 1
  World Trade Center,
  8th Floor
  G.D. Somani Marg
  Cuffe Parade
  Mumbai, 400-005,
  India

Laurence E. Cranch;     Assistant     Since June     Partner of Clifford Chance Rogers &
  (55)                  Secretary        1988        Wells LLP since 1980.
  Clifford Chance
  Rogers & Wells LLP
  200 Park Avenue
  New York, N.Y.
  10166

                                          AGGREGATE DOLLAR
                                           RANGE OF EQUITY
                                          SECURITIES IN ALL
                                           FUNDS OVERSEEN
                                          OR TO BE OVERSEEN
                        DOLLAR RANGE OF     IN FAMILY OF
                       EQUITY SECURITIES     INVESTMENT
NAME, ADDRESS AND AGE     IN THE FUND       COMPANIES(1)
---------------------  -----------------  -----------------
D.S.R. Murthy; (51)            0                  0
  Unit Trust of India
  13, Sir Vithaldas
  Thackersey Marg
  New Marine Lines,
  Mumbai 400-020,
  India
J.S. Mascarenhas;              0                  0
  (50)
  Unit Trust of India
  Investment Advisory
  Services Ltd.
  Centre 1
  World Trade Center,
  8th Floor
  G.D. Somani Marg
  Cuffe Parade
  Mumbai, 400-005,
  India
Laurence E. Cranch;            0                  0
  (55)
  Clifford Chance
  Rogers & Wells LLP
  200 Park Avenue
  New York, N.Y.
  10166

--------------------------------------------------------------------------------

INVESTMENT ADVISER
Unit Trust of India Investment Advisory Services Ltd.
Centre 1,
World Trade Center, 8th Floor
G.D. Somani Marg
Cuffe Parade
Mumbai, 400-005, India
Telephone Number 9122-218-0087
Fax Number 9122-218-8859
Internet utiias@giasbm01.vsnl.net.in

ADMINISTRATOR
Brinson Advisors, Inc.
51 West 52nd Street
New York, New York 10019
Telephone Number (201) 318-4150
Fax Number (201) 533-2847

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

INDIAN CUSTODIAN
Citibank, N.A.
Custody Services
81, Annie Besant Road
Barodawale Mansion
Mumbai, 400-018, India

SHAREHOLDER SERVICING AGENT
PFPC Inc.
P.O. Box 8030
Boston, Massachusetts 02266-8030
Toll free 1-800-331-1710

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP
200 Park Avenue
New York, New York 10166

TRUSTEE
Unit Trust of India
13, Sir V. Thackersey Marg
Mumbai, 400-020, India

DIRECTORS
M. Damodaran
Uday Kumar Gujadhur
Thomas L. Hansberger
Ishaat Hussain
M.K.T. Reddy
Christopher Reeves

OFFICERS
D.S.R. Murthy, PRESIDENT
J.S. Mascarenhas, TREASURER & SECRETARY
Laurence E. Cranch, ASSISTANT SECRETARY

THIS REPORT, INCLUDING THE FINANCIAL STATEMENTS HEREIN, IS SENT TO THE SHAREHOLDERS OF THE FUND FOR THEIR INFORMATION. THE FINANCIAL STATEMENTS INCLUDED HEREIN ARE TAKEN FROM THE RECORDS OF THE FUND WITHOUT EXAMINATION BY INDEPENDENT ACCOUNTANTS WHO DO NOT EXPRESS AN OPINION THEREON. IT IS NOT A PROSPECTUS OR CIRCULAR OF REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(c) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT FROM TIME TO TIME THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET.

                             [LOGO IGF LISTED NYSE]

  THE INDIA
  GROWTH
  FUND INC.
----------------------
----------------------

   SEMI-ANNUAL REPORT
   DECEMBER 31, 2001